UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

Current Report
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) June 22, 2011

RELM Wireless Corporation
(Exact name of registrant as specified in its charter)

Nevada
(State or other jurisdiction of incorporation)

000-07336	59-34862971
(Commission File Number)	(IRS Employer Identification No.)

7100 Technology Drive, West Melbourne, FL	32904
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code   (321) 984-1414

N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01      ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

On June 22, 2011, RELM Wireless Corporation (the “Registrant”), RELM Communications, Inc., the Registrant’s wholly-owned subsidiary,  and Silicon Valley Bank, as lender (“SVB”), amended their Loan and Security Agreement dated as of October 23, 2008, as amended by the First Amendment thereto dated as of October 20, 2010 (as amended, the “Loan and Security Agreement”), under which the Registrant’s existing $5.0 million secured revolving credit facility is maintained, by entering into the Second Amendment to Loan and Security Agreement (the “Second Amendment”).  Under  the Second Amendment, the Registrant’s existing $5.0 million secured revolving credit facility with SVB was  amended as follows:

●
Calculation of the “Borrowing Base” was adjusted by increasing the “Eligible Inventory” threshold to $1,000,000 from $500,000 within the definition of “Borrowing Base” and clause (i) of the definition of “Eligible Accounts”, which relates to accounts owing from an account debtor which is a United States government entity or any department, agency or instrumentality thereof, was amended to, among other things,  increase the threshold to $2,000,000 from $1,500,000; and

●	The required “Adjusted Quick Ratio” was reduced to 1.00 to 1.0 from 1.75 to 1.0 and the calculation thereof was adjusted.

Under the Second Amendment, SVB waived any “Event of Default” that may have existed by reason of the loans, advances and other extensions of credit made by SVB to the Registrant exceeding the “Borrowing Base” at any time during the period from January 1, 2011 through the date of the Second Amendment.

The Registrant continues to be subject to the substantially same customary borrowing terms and conditions under the secured credit facility as it was prior to the Second Amendment, including the accuracy of representations and warranties, compliance with financial maintenance and restrictive covenants and the absence of events of default.

The Registrant was in compliance with all covenants under the Loan and Security Agreement, as amended by the Second Amendment, as of the date of filing this Current Report on Form 8-K.  As of the date of filing this Current Report on Form 8-K, the Registrant had $2.3 million of borrowings outstanding under the secured credit facility and approximately $656,000 of additional borrowing availability thereunder.

The foregoing description of the secured credit facility and the Loan and Security Agreement, as amended by the Second Amendment, does not purport to be complete and is qualified in its entirety by reference to the text of the Second Amendment filed herewith as Exhibit 10.1 and incorporated herein by this reference.

ITEM 2.03      CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF THE REGISTRANT.

The information required by this Item 2.03 is set forth in Item 1.01 above, which is incorporated herein by reference.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

(d)     Exhibits.

Exhibit Number	Description

10.1	Second Amendment to Loan and Security Agreement dated as of June 22, 2011 by and among Silicon Valley Bank, RELM Wireless Corporation and RELM Communications, Inc.

2

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

RELM WIRELESS CORPORATION
(Registrant)
Date: June 22, 2011	By:	/s/William P. Kelly
William P. Kelly
Executive Vice President and
Chief Financial Officer

3

Exhibit Index

Exhibit Number	Description

10.1	Second Amendment to Loan and Security Agreement dated as of June 22, 2011 by and among Silicon Valley Bank, RELM Wireless Corporation and RELM Communications, Inc.